SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                August 5, 1996
               Date of report (Date of earliest event reported)


                              MASCO CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-5794                 38-1794485
      (State or Other            (Commission File         (IRS Employer
      Jurisdiction of            Number)                  Identification
      Incorporation)                                      Number)



       21001 Van Born Road, Taylor, Michigan                  48180
      (Address of Principal Executive Offices)              (Zip Code)



                               (313) 274-7400
            (Registrant's telephone number, including area code)

Item 2.     OTHER EVENTS

      On August 5, 1996, Registrant completed the sale of its Home Furnishings Group ("HFG") to Furnishings International Inc., a Delaware corporation ("FII"), pursuant to the terms of an Acquisition Agreement between FII and Registrant dated as of March 29, 1996, and amended as of June 29, 1996 and August 5, 1996. HFG is a manufacturer and marketer of residential furniture and a designer, marketer and distributor of decorative home furnishing fabrics. HFG consists of the following companies and their direct and indirect subsidiaries: Ametex Fabrics; Ametex U.K. Limited; The Berkline Corporation; Dixie Furniture Company, Incorporated; Drexel Heritage Furnishings Inc.; Hanhill (Great Britain) Limited; Henredon Furniture Industries, Inc.; Henry Link Corporation; Interior Fabric Design, Inc.; Intro Europe, Inc.; La Barge, Inc.; Lexington Furniture Industries, Inc.; Lineage Home Furnishings, Inc.; Link-Taylor Corporation; Maitland-Smith, Inc.; Marbro Lamp Company; Masco Home Furnishings, Inc.; Ramm, Son & Crocker, Inc.; Ramm, Son & Crocker Limited; Robert Allen Fabrics, Inc.; Robert Allen Fabrics (Canada) Ltd.; Robert Allen Fabrics of N.Y., Inc.; Sunbury Textile Mills, Inc.; Universal Furniture Limited and Young-Hinkle Corporation.

      The aggregate purchase price for HFG was approximately $1.050 billion, consisting of approximately $710 million in cash, $285 million in 12% junior debt securities, and the balance in 13% cumulative preferred stock and 15 percent of the common stock of FII. In addition, Registrant received certain transferable rights to acquire additional equity in FII. In connection with the transaction, FII assumed approximately $30 million of bank and other third party indebtedness. FII is owned by a group of investors including 399 Venture Partners, Inc., Registrant, certain affiliates of Travelers Group, Inc., and certain members of FII's management, including Wayne B. Lyon, the former President and a current Director of Registrant. Mr. Lyon is the chief executive officer and a Director of FII. John Morgan, a director of Registrant, has been designated by Registrant to be a Director of FII.

      The determination of the amount of consideration received by Registrant from FII for HFG and the terms of the transaction resulted from extensive negotiations between the parties. Mr. Lyon abstained from voting at the meeting of the Board of Directors of Registrant at which the transaction was reviewed and approved. Registrant received an opinion from Merrill Lynch, Pierce, Fenner & Smith Incorporated that, based upon the provisions contained therein, the consideration received by Registrant in the HFG sale transaction was fair, from a financial point of view, to the Registrant.

      The press release issued by Registrant is filed as Exhibit 99.a hereto.

Item 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

      (b) Unaudited Proforma Financial Information. The following unaudited proforma financial information is included herein.

            Introduction

            Unaudited Proforma Condensed Consolidated Statement of Income for the year ended December 31, 1995

            Unaudited Proforma Condensed Consolidated Statement of Income for the six months ended June 30, 1996

            Unaudited Proforma Condensed Consolidated Balance Sheet as of June 30, 1996


      (c)   Exhibits. The following exhibits are filed herewith:

            2.a Acquisition Agreement dated as of March 29, 1996 between Furnishings International Inc. and Masco Corporation.(1)

            2.b   Amendment No. 1 dated as of June 29, 1996 to
                  Acquisition Agreement dated as of March 29, 1996 between Furnishings International Inc. and Masco Corporation.(1)

            2.c Amendment No. 2 dated as of August 5, 1996 to Acquisition Agreement dated as of March 29, 1996 between Furnishings International Inc. and Masco Corporation.(1)

            99.a  Press Release dated August 5, 1996


____________________
     (1) Omitted schedules will be furnished supplementally to the Commission upon request.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MASCO CORPORATION


                                    By:/s/ RICHARD G. MOSTELLER
                                       Richard G. Mosteller
                                       Senior Vice President-Finance


Date: August 20, 1996

                                 EXHIBIT INDEX

2.a Acquisition Agreement dated as of March 29, 1996 between Furnishings International Inc. and Masco Corporation.


2.b Amendment No. 1 dated as of June 29, 1996 to Acquisition Agreement dated as of March 29, 1996 between Furnishings International Inc. and Masco Corporation.

2.c Amendment No. 2 dated as of August 5, 1996 to Acquisition Agreement dated as of March 29, 1996 between Furnishings International Inc. and Masco Corporation.

99.a  Press Release dated August 5, 1996

                               Masco Corporation

        Unaudited Proforma Condensed Consolidated Financial Statements

The following unaudited proforma condensed consolidated balance sheet and income statements give effect to the Company's sale of its home furnishings products segment. Proceeds from the sale include approximately $710 million cash, $285 million in notes and $55 million in common and preferred equity.
The home furnishings products segment was classified as discontinued operations in 1995 (See "Discontinued Operations" note in the Company's 1995 Form 10-K).

The proforma condensed consolidated financial statements reflect the sale as if it occurred at the beginning of the period presented for the condensed consolidated statements of income and as of June 30, 1996 for the condensed consolidated balance sheet.

The proforma data do not purport to be indicative of the results which would actually have been reported if the sale had occurred on such date or which may be reported in the future. The proforma data should be read in conjunction with the historical financial statements of the Company and the related notes thereto.

                               Masco Corporation
              Proforma Condensed Consolidated Statement of Income
                     for the year ended December 31, 1995
                    (In thousands except per share amounts)



                                                   Assumed
                                                  Disposition
                                                    of Home
                                       Masco      Furnishings
                                    Corporation    Products      Proforma
                                     Historical     Segment      Adjusted
                                       (A)          (B)(C)
Net sales                           $2,927,000                  $2,927,000
Cost of sales                        1,846,330                   1,846,330
     Gross profit                    1,080,670                   1,080,670

Selling, general and
  administrative expenses              678,330                     678,330
     Operating profit                  402,340                     402,340

Other (income) expense, net:
  Interest expense                      73,800                      73,800
  Other, net                           (23,250)    ($34,200)       (57,450)
                                        50,550      (34,200)        16,350

     Income from continuing
       operations before income
       taxes                           351,790       34,200        385,990

Income taxes                           151,740       13,000        164,740

     Income from continuing
       operations                     $200,050      $21,200       $221,250


     Earnings per share,
       continuing operations             $1.25                       $1.39

Average shares outstanding             159,600                     159,600


(A) The Company classified its home furnishings products segment as discontinued operations in 1995 (See "Discontinued Operations" note in the Company's 1995 Form 10-K) and included for the year 1995 a $44 million reduction of interest expense allocated to discontinued operations.

(B) To reflect additional investment income earned from the $285 million of junior debt securities as part of the proceeds from the disposition; and the related net tax liability of the proforma adjustment at the appropriate U.S. federal and state statutory rates.

(C) Excludes: interest income from the use of cash proceeds in excess of the amount applied to debt reduction; and income from equity securities.

                               Masco Corporation
              Proforma Condensed Consolidated Statement of Income
                    for the six months ended June 30, 1996
                    (In thousands except per share amounts)



                                                    Assumed
                                                  Disposition
                                                    of Home
                                       Masco      Furnishings
                                    Corporation     Products     Proforma
                                    Historical       Segment     Adjusted
                                       (A)          (B)(C)
Net sales                           $1,551,000                  $1,551,000
Cost of sales                          976,900                     976,900
      Gross profit                     574,100                     574,100

Selling, general and
  administrative expenses              344,600                     344,600
     Operating profit                  229,500                     229,500

Other (income) expense, net:
  Interest expense                      34,000                      34,000
  Other, net                           (21,200)     ($17,100)      (38,300)
                                        12,800       (17,100)       (4,300)

     Income before income taxes        216,700        17,100       233,800

Income taxes                            86,700         6,500        93,200

     Net income                       $130,000       $10,600      $140,600


     Earnings per share                  $0.81                       $0.88

Average shares outstanding             160,500                     160,500


(A) The Company classified its home furnishings products segment as discontinued operations in 1995 (See "Discontinued Operations" note in the Company's 1995 Form 10-K and notes to condensed consolidated financial statements in the Company's June 30, 1996 Form 10-Q) and included for the six months ended June 30, 1996 a $19.3 million reduction of interest expense allocated to discontinued operations.

(B) To reflect additional investment income earned from the $285 million of junior debt securities as part of the proceeds from the disposition; and the related net tax liability of the proforma adjustment at the appropriate U.S. federal and state statutory rates.

(C) Excludes: interest income from the use of cash proceeds in excess of the amount applied to debt reduction; and income from equity securities.

                                            Masco Corporation
                              Proforma Condensed Consolidated Balance Sheet
                                           as of June 30, 1996
                                             (In thousands)


                                                                               Assumed
                                                                             Disposition
                                                                               of Home
                                                     Masco                   Furnishings
                                                  Corporation                  Products        Proforma
                                                  Historical                   Segment         Adjusted
      ASSETS                                         (A)                        (B)
Current assets:
  Cash and cash investments                         $73,030                   $160,000          $233,030
  Accounts and notes receivable, net                492,600                                      492,600
  Inventories                                       399,370                                      399,370
  Prepaid expenses and other                         73,030                                       73,030
    Total current assets                          1,038,030                    160,000         1,198,030

Equity investments in MascoTech, Inc.               201,360                                      201,360
Equity investments in other affiliates               59,340                                       59,340
Property and equipment, net                         884,050                                      884,050
Excess of cost over acquired net assets             414,730                                      414,730
Other noncurrent assets                             288,050                     340,000          628,050
Net assets of discontinued operations             1,033,200                  (1,033,200)           -
    Total assets                                 $3,918,760                   ($533,200)      $3,385,560

      LIABILITIES
Current liabilities:
  Notes payable                                     $23,220                                      $23,220
  Accounts payable                                  118,910                                      118,910
  Accrued liabilities                               334,710                     $16,800          351,510
    Total current liabilities                       476,840                      16,800          493,640

Long-term debt                                    1,622,040                    (550,000)       1,072,040
Deferred income taxes and other                     106,410                                      106,410
    Total liabilities                             2,205,290                    (533,200)       1,672,090

      SHAREHOLDERS' EQUITY
Common stock                                       160,540                                        160,540
Preferred stock                                     -                                              -
Paid-in capital                                    131,800                                       131,800
Retained earnings                                1,434,550                                     1,434,550
Cumulative translation adjustments                 (13,420)                                      (13,420)
    Total shareholders' equity                   1,713,470                                     1,713,470
    Total liabilities and shareholders'
      equity                                    $3,918,760                    ($533,200)      $3,385,560

(A)     The Company classified its home furnishings products segment as discontinued operations in 1995 (See "Discontinued
        Operations" note in the Company's 1995 Form 10-K and notes to condensed consolidated financial statements in the
        Company's June 30, 1996 Form 10-Q).

(B)     To reflect the elimination of net assets of discontinued operations with proceeds of approximately $1,050 million, net of assumed indebtedness, from the sale - approximately $710 million cash, $285 million in notes and $55 million in common and preferred equity; and debt reduction of $550 million from a portion of the proceeds from the sale.

